UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 6, 2009 (February 3, 2009)

CHINA TRANSINFO TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

 (Address of Principal Executive Offices)

(86 10) 82671299
Registrant’s Telephone Number, Including Area Code:

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 3, 2009, China TransInfo Technology Corp.(the “Company”), through its indirect Chinese subsidiaries, Oriental Intra-Asia Entertainment (China) Limited (“Oriental”) and Beijing PKU Chinafront High Technology Co., Ltd. (“PKU”), entered into a series of equity transfer agreements with China TransInfo Technology Group Co., Ltd., a company incorporated under Chinese law (the “Group Company”), pursuant to which the Company transferred all of its indirect equity interests in PKU and PKU’s subsidiaries to the Group Company.

Incorporated in China on May 26, 2008, the Group Company is wholly owned by four Chinese affiliates of the Company, Shudong Xia, the Company’s Chairman, CEO and President and the beneficial owner of approximately 43% of the Company’s outstanding capital stock, Zhiping Zhang, the Company’s Vice President of Research and Development, Zhibin Lai, the Company’s Vice President and Wei Gao, the designee of SAIF Partners III L.P., a 11% shareholder of the Company (collectively, the “Group Company Shareholders”).  Through Oriental and PKU, the Company entered into the following specific agreements to transfer all of its equity interests in its respective Chinese subsidiaries to the Group Company (the “Equity Transfer”):

•
Pursuant to an equity transfer agreement (the “PKU Equity Transfer Agreement”), entered into by and between Oriental and the Group Company, Oriental transferred all of its 97% equity interests in PKU to the Group Company;

•
Pursuant to an equity transfer agreement (the “Beijing Tian Hao Equity Transfer Agreement”), entered into by and between PKU and the Group Company, PKU transferred all of its 100% equity interests in Beijing Tian Hao Ding Xin Science and Technology Co., Ltd. to the Group Company;

•
Pursuant to an equity transfer agreement (the “China TranWiseway Equity Transfer Agreement”), entered into by and between PKU and the Group Company, PKU transferred all of its 70% equity interests in China TranWiseway Information Technology Co., Ltd. to the Group Company;

•
Pursuant to an equity transfer agreement (the “Zhangcheng Culture Equity Transfer Agreement”), entered into by and between PKU and the Group Company, PKU transferred all of its 100% equity interests in Zhangcheng Culture and Media Co., Ltd. to the Group Company;

•
Pursuant to an equity transfer agreement (the “Zhangcheng Science Equity Transfer Agreement”), entered into by and between PKU and the Group Company, PKU transferred all of the 100% equity interests in Beijing Zhangcheng Science and Technology Co., Ltd. to the Group Company; and

•
Pursuant to an equity transfer agreement (the “Shanghai Yootu Equity Transfer Agreement”), entered into by and between PKU and the Group Company, PKU transferred all of its 100% equity interests in Shanghai Yootu Information Technology Co., Ltd. to the Group Company.

In connection with the Equity Transfer, on February 3, 2009, the following contractual arrangements were also made among relevant parties, which have given the Company contractual rights to control and manage the business of the Group Company and the Group Company’s subsidiaries (the “Contractual Arrangement” and together with the Equity Transfer, the “Restructuring”):

•
Pursuant to an exclusive technical consulting and services agreement (the “Service Agreement”), entered into by and among Oriental, the Group Company and the Group Company’s subsidiaries, Oriental agreed to provide certain technical and consulting services to the Group Company and the Group Company’s subsidiaries (each a “VIE Entity” and collectively, the “VIE Entities”) in exchange for the payment by each VIE Entity of an annual development and consulting services fee that is to be determined solely by Oriental;

•
Pursuant to an equity pledge agreement (the “Pledge Agreement”), entered into by and among Oriental and each of the Group Company Shareholders, the Group Company Shareholders agreed to pledge all of their equity interests in the Group Company (the “Equity Interests”) to Oriental as collateral security for Oriental’s collection of the fees under the Service Agreement;

•
Pursuant to an option agreement (the “Option Agreement”), entered into by and among Oriental and each of the Group Company Shareholders, the Group Company Shareholders agreed to grant to Oriental an option to purchase, from time to time, all or a part of the Equity Interests, at the exercise price equal to the lowest possible price permitted by Chinese laws;

•
Pursuant to separate powers of attorney (the “Powers of Attorney”), each Group Company Shareholder agreed to grant to Oriental a power to excise on his or her behalf all voting rights as a shareholder at the shareholders’ meetings of the Group Company that have been given to him or her by law and by the Articles of Association of the Group Company; and

•
Pursuant to an operating agreement, entered into by and among Oriental, the VIE Entities and the Group Company Shareholders, (a) Oriental agreed to act as the guarantor for the VIE Entities in the contracts, agreements or transactions in connection with the VIE Entities’ operation between the VIE Entities and any other third parties and to provide full guarantee for the VIE Entities in performing such contracts, agreements or transactions, subject to applicable laws, in exchange for which the VIE Entities agreed to mortgage the receivables of their operation and all of their assets which have not been mortgaged to any third parties to Oriental, and (b) the VIE Entities and the Group Company Shareholders agreed to accept the provision of the corporate policies and guidance by Oriental at any time in respect of the appointment and dismissal of the VIE Entities’ employees, the VIE Entities’ daily operation and administration as well as financial administrative systems, including the appointment of senior managers recommended by Oriental (the “Operating Agreement” and together with the Service Agreement, Pledge Agreement, Option Agreement, Powers of Attorney, the PKU Equity Transfer Agreement, the Beijing Tian Hao Equity Transfer Agreement, the China TranWiseway Equity Transfer Agreement, the Zhangcheng Culture Equity Transfer Agreement, the Zhangcheng Science Equity Transfer Agreement, and the Shanghai Yootu Equity Transfer Agreement, the “Restructuring Documents”).

The main purpose of the Restructuring is to allow the Company to engage in three new business segments, including online services, taxi advertising, and security and surveillance related business in China in which companies with foreign ownership, like the Company and its subsidiaries, are either prohibited or restricted from operating under the current applicable Chinese laws and regulations.  As a result of the Restructuring, the Company transferred all of its indirect equity interests in PKU and PKU’s subsidiaries to the affiliated Group Company and accordingly, PKU and PKU’s subsidiaries became direct and indirect subsidiaries of the Group Company, which is wholly owned by the Group Company Shareholders who are all Chinese citizens.  At the same time, through the Contractual Arrangement, the Company maintains substantial control over the VIE Entities’ daily operations and financial affairs, election of their senior executives and all matters requiring shareholder approval.  Furthermore, as the primary beneficiary of the VIE Entities, the Company is entitled to consolidate the financial results of the VIE Entities in its own consolidated financial statements under FASB Interpretation No. 46R “Consolidation of Variable Interest Entities” (“FIN 46R”).  As a result the Restructuring, the Company is able to engage in these three new business segments through the VIE Entities and derive the economic benefits that it would otherwise have as the owner of VIE Entities while still complying with Chinese laws.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Restructuring Documents or the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the Restructuring Documents attached hereto as Exhibits.

For more detailed information regarding the Restructuring, please see the definitive Information Statement on Schedule 14C filed on January 12, 2009, which was mailed to the Company’s stockholders of record on the same day.

Item 2.01. Completion of a Acquisition or Disposition of Assets.

On February 3, 2009, the Company consummated the Restructuring as contemplated by the Restructuring Documents and as a result, the Group Company acquired all of the Company’s indirect equity interests in PKU and PKU’s subsidiaries.  The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

As described above, the Company is transferring the equity interests in its indirectly owned Chinese subsidiaries to a company that it controls and is therefore its affiliate.  The transferee company is owned by affiliates of the Company and pursuant to the Restructuring Documents, the Company has substantial control over the affiliated VIE Entities’ daily operations and financial affairs, election of their senior executives and all matters requiring shareholder approval.  Furthermore, as the primary beneficiary of the VIE Entities, the Company is entitled to consolidate the financial results of these affiliated Chinese companies in its own consolidated financial statements under FIN 46R.  As a result, although PKU and PKU’s subsidiaries were the only operating companies of the Company, the Company does not believe that the Equity Transfer constitutes a disposition of a significant amount of the Company’s assets that requires disclosure under Item 2.01 of the Form 8-K.  Nevertheless, the Company believes it is beneficial for its shareholders and investors to have the information as required by Item 2.01 of the Form 8-K.

Because FIN 46R requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss for the variable interest entity or is entitled to receive a majority of the variable interest entity’s residual returns, the financial results of the VIE Entities will be consolidated in the Company’s financial statements.  As a result, the Company will not file the pro forma financial information as it will not be able to provide the shareholders with information about the continuing impact of the Restructuring by showing how it might have affected historical financial statements if the Restructuring had been consummated at an earlier time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Equity Transfer Agreement, by and between Oriental Intra-Asia Entertainment (China) Limited and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.2	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.3	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.4	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.5	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.6	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.7
Exclusive Technical Development and Consulting Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, China TransInfo Technology Group Co., Ltd., Beijing PKU Chinafront High Technology Co., Ltd., Beijing Tian Hao Ding Xin Science and Technology Co., Ltd., Beijing Zhangcheng Culture and Media Co., Ltd., Beijing Zhangcheng Science and Technology Co., Ltd., China TranWiseway Information Technology Co., Ltd., Shanghai Yootu Information Technology Co., Ltd., Xinjiang Zhangcheng Science and Technology Co., Ltd., and Dalian Dajian Zhitong Information Service Co., Ltd., dated February 3, 2009.

10.8	Equity Pledge Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao, dated February 3, 2009.
10.9	Option Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao, dated February 3, 2009.
10.10	Power of Attorney, signed by Shudong Xia, dated February 3, 2009.
10.11	Power of Attorney, signed by Zhiping Zhang, dated February 3, 2009.
10.12	Power of Attorney, signed by Zhibin Lai, dated February 3, 2009.
10.13	Power of Attorney, signed by Wei Gao, dated February 3, 2009.
10.14
Operating Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, China TransInfo Technology Group Co., Ltd., Beijing PKU Chinafront High Technology Co., Ltd., Beijing Tian Hao Ding Xin Science and Technology Co., Ltd., Beijing Zhangcheng Culture and Media Co., Ltd., Beijing Zhangcheng Science and Technology Co., Ltd., China TranWiseway Information Technology Co., Ltd., Shanghai Yootu Information Technology Co., Ltd., Xinjiang Zhangcheng Science and Technology Co., Ltd., and Dalian Dajian Zhitong Information Service Co., Ltd., Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao, dated February 3, 2009.

99.1	Press release dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: February 6, 2009

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Equity Transfer Agreement, by and between Oriental Intra-Asia Entertainment (China) Limited and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.2	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.3	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.4	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.5	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.6	Equity Transfer Agreement, by and between Beijing PKU Chinafront High Technology Co., Ltd. and China TransInfo Technology Group Co., Ltd., dated February 3, 2009.
10.7
Exclusive Technical Development and Consulting Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, China TransInfo Technology Group Co., Ltd., Beijing PKU Chinafront High Technology Co., Ltd., Beijing Tian Hao Ding Xin Science and Technology Co., Ltd., Beijing Zhangcheng Culture and Media Co., Ltd., Beijing Zhangcheng Science and Technology Co., Ltd., China TranWiseway Information Technology Co., Ltd., Shanghai Yootu Information Technology Co., Ltd., Xinjiang Zhangcheng Science and Technology Co., Ltd., and Dalian Dajian Zhitong Information Service Co., Ltd., dated February 3, 2009.

10.8	Equity Pledge Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao, dated February 3, 2009.
10.9	Option Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao, dated February 3, 2009.
10.10	Power of Attorney, signed by Shudong Xia, dated February 3, 2009.
10.11	Power of Attorney, signed by Zhiping Zhang, dated February 3, 2009.
10.12	Power of Attorney, signed by Zhibin Lai, dated February 3, 2009.
10.13	Power of Attorney, signed by Wei Gao, dated February 3, 2009.
10.14
Operating Agreement, by and among Oriental Intra-Asia Entertainment (China) Limited, China TransInfo Technology Group Co., Ltd., Beijing PKU Chinafront High Technology Co., Ltd., Beijing Tian Hao Ding Xin Science and Technology Co., Ltd., Beijing Zhangcheng Culture and Media Co., Ltd., Beijing Zhangcheng Science and Technology Co., Ltd., China TranWiseway Information Technology Co., Ltd., Shanghai Yootu Information Technology Co., Ltd., Xinjiang Zhangcheng Science and Technology Co., Ltd., and Dalian Dajian Zhitong Information Service Co., Ltd., Shudong Xia, Zhiping Zhang, Zhibin Lai and Wei Gao, dated February 3, 2009.

99.1	Press release dated February 3, 2009.